THE VANTAGEPOINT FUNDS Diversifying Strategies Fund Ticker Symbol: T Shares: VPDAX
SUMMARY PROSPECTUS • May 1, 2014
Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2014, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.
Investment Objective
To offer long-term capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.35%
Other expenses	0.14%
Total annual fund operating expenses[1]	0.49%
[1]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$50	$157	$274	$616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities. In combination, the Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and real estate investment trusts (“REITS”) through direct investments or through the use of derivative instruments. The Fund currently uses the following investment strategies:
•	Convertible Securities Strategy;
•	Enhanced Equity Strategy;
•	Low Duration-Plus Fixed Income Strategy; and
•	Passive REIT Index Strategy.
Each of these investment strategies is described in more detail below.
•	Convertible Securities Strategy—The Fund allocates a portion of its assets to a portfolio of convertible securities of U.S. or foreign companies (which may include issuers located in emerging market countries). Convertible securities, which include convertible bonds and convertible preferred stocks, possess investment characteristics of both stocks and bonds. The Fund’s subadvisers seek to invest in those convertible securities they believe represent an attractive risk/reward potential. The majority of these securities are rated below investment grade or are unrated. The Fund’s subadvisers also may invest in a combination of either convertible or non-convertible bonds, and common stocks or equity options, to seek to replicate the investment exposure of convertible securities or to seek to manage risk. The subadvisers implementing the Fund’s convertible securities strategy may also invest in other types of fixed income and equity securities, including “restricted” securities, such as Rule 144A securities.
•	Enhanced Equity Strategy—Another portion of the Fund’s assets invests in a portfolio of Russell 2000® Index futures contracts and U.S. and foreign fixed income securities. This strategy’s subadviser utilizes Russell 2000 Index futures contracts or swap agreements to gain equity exposure, combined with purchasing U.S. and foreign fixed income securities seeking to generate returns in excess of the futures contracts’ or swap agreements’ implied financing costs. The Fund’s U.S. and foreign fixed income securities in this portion of the Fund’s portfolio (1) are held, in part, as collateral in conjunction with the Fund’s use of futures contracts; (2) may include government and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and municipal securities; and (3) generally have a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would

Summary Prospectus May 1, 2014	1	Vantagepoint Diversifying Strategies Fund

be expected to increase around 2% if interest rates fell by 1%. The fixed income securities in this portion of the Fund are generally investment grade securities.
•	Low Duration-Plus Fixed Income Strategy—Another portion of the Fund’s portfolio invests in core short and intermediate maturity fixed income securities (including securities issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities, and U.S. and foreign mortgage-backed and asset backed securities) that combined generally have a portfolio effective duration of no greater than three years.
The strategy’s core fixed income securities are generally investment grade securities (i.e., securities rated within the four highest grades by Standard & Poor’s, Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”) or unrated securities that the subadviser determines are of comparable quality) that the subadviser to this portion of the Fund believes provide return opportunities because they are priced below fair market value relative to securities of similar credit quality and interest rate sensitivity. Plus, the strategy also incorporates investments in non-core sectors and securities which may include but are not limited to below investment grade and unrated securities, foreign securities, including securities of issuers located in emerging market countries, inflation-adjusted securities, floating rate loans, and currencies that the subadviser believes offer attractive investment opportunities. The subadviser may use futures and swaps as part of this fixed income strategy and may seek to reduce risk of loss due to currency fluctuations by hedging its non-U.S. dollar exposure, using a variety of techniques, including forward currency contracts.
•	Passive REIT Index Strategy—Another portion of the Fund’s assets invests in a portfolio of REIT and REIT-like securities included in the Dow Jones U.S. Select REIT Index™, following an indexed or passively managed approach to investing. The subadviser to this portion of the Fund seeks to approximate the investment characteristics and performance of the Dow Jones U.S. Select REIT Index by investing in REITs and REIT-like securities included in that index. The Dow Jones U.S. Select REIT Index is an unmanaged index that intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index, which represents equity REITs and real estate operating companies traded in the U.S.
Additional Information About the Fund’s Principal Investment Strategies
A significant portion of the Fund’s assets may be invested in “below investment grade” securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated below the four highest categories by Standard & Poor’s (below BBB), Moody’s (below Baa), or Fitch (below BBB), or are unrated securities that the Fund’s subadvisers determine are of comparable quality. The Fund’s below investment grade securities or instruments (which include fixed income securities, convertible securities, preferred stock, and floating rate loans) generally will not exceed, in the aggregate, 55% of the Fund’s net assets, with additional limits as specified below.
The Fund limits its aggregate investments in (i) fixed income securities that are rated below investment grade, excluding convertible bonds; and (ii) floating rate loans so that, taken together, they generally will not be more than 15% of the Fund’s net assets.
The Fund limits its investments in convertible securities, which include convertible bonds and convertible preferred stocks, such that they generally will remain below 45% of the Fund’s net assets.
Under normal circumstances, the Fund invests at least 40% of its net assets in fixed income securities in addition to its investments in convertible bonds.
In addition to Russell 2000 Index futures contracts, the Fund's subadvisers also may use other derivative instruments, including futures and options, swap agreements, and forward currency contracts, to achieve desired investment exposure, enhance portfolio efficiency, or manage risk. Trading in derivative instruments is used as an alternative to, or in conjunction with, buying, selling and holding stocks and fixed income securities.
The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller

Summary Prospectus May 1, 2014	2	Vantagepoint Diversifying Strategies Fund

companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs. These risks may be greater with respect to securities of companies located in emerging market countries. Investments in securities of issuers located in emerging market countries tend to be more volatile than investments in securities of issuers located in developed foreign countries.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
REITs Risk—Real estate investment trusts (“REITs”) are subject to risks generally associated with investing in real estate, such as declining real estate values, over-building, property tax increases, increases in operating expenses and interest rates, insufficient levels of occupancy, the inability to obtain financing (at all or on acceptable terms), and the national, regional and local economic conditions affecting the real estate market.
Indexing Risk—The portion of the Fund that is indexed or passively managed is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in this portion of the Fund may be purchased, held, and sold by the Fund at times when an actively managed portfolio would not do so. In addition, performance of this portion of the Fund will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the index strategy portfolio (whereas the index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the index strategy portfolio; and (iii) the timing of cash flows into and out of this portion of the Fund.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Municipal Securities Risk—The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions where the issuer is located. Certain municipal securities may be difficult to value or sell at a fair price.
Floating Rate Loans Risk—Investments in floating rate loans have risks that are similar to those of fixed income securities, and carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such, a floating rate loan may not be fully collateralized and can decline significantly in value.
Call Risk—A fixed income security may include a provision that allows the issuer to purchase the security back from its holder earlier than the final maturity date of the security, known as a “call feature.” Issuers often exercise this right when interest rates have declined, in which case, the Fund may be forced to reinvest the proceeds received at a lower interest rate.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a custom benchmark. On May 1, 2014, the Fund changed its benchmark index from the

Summary Prospectus May 1, 2014	3	Vantagepoint Diversifying Strategies Fund

Barclays U.S. Intermediate Aggregate Bond Index to the S&P 500 Index. Performance information for both indexes is included in the following table. The Fund made this index change to be more closely aligned with the Fund’s current principal investment strategies. On March 1, 2013, all outstanding shares of the Fund were renamed “T Shares,” and certain transfer agency and administrative shareholder servicing fees for this Fund decreased by 0.25%. The following performance information has not been adjusted to reflect this decrease. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns

Best Quarter	Worst Quarter
4.07%	-5.08%
(3rd Qtr 2010)	(3rd Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2013)	1 year	5 years	Since Fund Inception (October 30, 2007)
Diversifying Strategies Fund
Return before taxes	5.81%	4.20%	2.21%
Return after taxes on distributions	4.70%	3.64%	1.74%
Return after taxes on distributions and sale of fund shares	3.54%	3.11%	1.58%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	5.30%
Barclays U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.02%	4.18%	4.46%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	14.31%	11.14%	5.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the S&P 500 Index and Barclays U.S. Intermediate Aggregate Bond Index. Prior to May 1, 2014, the weightings were 50% S&P 500 Index and 50% Barclays U.S. Intermediate Aggregate Bond Index. Beginning May 1, 2014, the weightings were 60% S&P 500 Index and 40% Barclays U.S. Intermediate Aggregate Bond Index. The custom benchmark performance is calculated using the historical benchmark weightings. The Fund changed its custom benchmark weightings to more closely align the custom benchmark with the Fund’s current principal investment strategies.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Oaktree Capital Management, L.P.
Name	Title with Subadviser	Length of Service
Larry Keele, CFA	Principal and Portfolio Manager	Portfolio Manager of the Fund since February 2014

Payden & Rygel
Name	Title with Subadviser	Length of Service
James T. Wong	Principal	Portfolio Manager of the Fund since December 2014
Brian W. Matthews, CFA	Managing Principal and Senior Member of Investment Policy Committee	Portfolio Manager of the Fund since October 2007
Mary Beth Syal, CFA	Managing Principal and Senior Member of Investment Policy Committee	Portfolio Manager of the Fund since March 2008

Shenkman Capital Management, Inc.
Name	Title with Subadviser	Length of Service
Mark R. Shenkman	President and Chief Investment Officer	Portfolio Manager of the Fund since January 2010
Raymond F. Condon	Senior Vice President and Portfolio Manager	Portfolio Manager of the Fund since January 2010

SSgA Funds Management, Inc.
Name	Title with Subadviser	Length of Service
Michael J. Feehily, CFA	Senior Managing Director, Portfolio Management	Portfolio Manager of the Fund since May 2014
John Tucker, CFA	Senior Managing Director, Portfolio Management	Portfolio Manager of the Fund since May 2014
The Fund is available for investment only by the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds.
BRC000-072-201405-C2046

Summary Prospectus May 1, 2014	4	Vantagepoint Diversifying Strategies Fund